UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 18, 2019

AMERICAN INTERNATIONAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8787	13-2592361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 Water Street New York, New York 10038
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (212) 770-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock; Par Value $2.50 Per Share	AIG	New York Stock Exchange
Warrants (expiring January 19, 2021)	AIG WS	New York Stock Exchange
5.75% Series A-2 Junior Subordinated Debentures	AIG 67BP	New York Stock Exchange
4.875% Series A-3 Junior Subordinated Debentures	AIG 67EU	New York Stock Exchange
Stock Purchase Rights		New York Stock Exchange
Depositary Shares Each Representing a 1/1,000th Interest in a Share of Series A 5.85% Non-Cumulative Perpetual Preferred Stock	AIG PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5 — Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 18, 2019, American International Group, Inc. (“AIG”) announced the appointment of Peter S. Zaffino as President of AIG, effective January 1, 2020. Mr. Zaffino will continue to serve as AIG’s Global Chief Operating Officer and Chief Executive Officer, General Insurance. Mr. Duperreault, who previously served as AIG President, will continue to serve as AIG’s Chief Executive Officer and remain on AIG’s Board of Directors.

Mr. Zaffino, age 52, joined AIG in July 2017 as Executive Vice President – Global Chief Operating Officer and was also appointed Chief Executive Officer, General Insurance in November 2017. Mr. Zaffino joined AIG from Marsh & McLennan Companies, Inc. (MMC) where he served as Chief Executive Officer of Marsh, LLC from 2011 to 2017, and as Chairman of the Risk and Insurance Services segment of MMC from 2015 to 2017.

There are no arrangements or understandings between Mr. Zaffino and any other person pursuant to which he was selected as an officer. Mr. Zaffino has no direct or indirect interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Any changes to Mr. Zaffino’s compensation arrangements in connection with his appointment to President would be reflected in an amendment to this Current Report on Form 8-K once determined.

A copy of the press release announcing these changes is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release of American International Group, Inc., dated December 18, 2019.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of American International Group, Inc., dated December 18, 2019.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL GROUP, INC.
(Registrant)

Date: December 18, 2019	By:	/s/ Kristen W. Prohl
Name: Kristen W. Prohl
Title: Associate General Counsel and Assistant Secretary